FALLEN ANGELS INCOME FUND

FAINX

(a series of AMM Funds)

Supplement dated January 12, 2012
to the Prospectus dated December 1, 2011

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Effective as of the date of this supplement, Glenn Busch has been appointed as an additional portfolio manager for the Fallen Angels Income Fund.  The following supplements the information under the headings "Portfolio Managers" and "MANAGEMENT" throughout the Prospectus with respect to the Fallen Angels Income Fund.

PORTFOLIO MANAGERS:

Glenn Busch, Portfolio Manager of the adviser, has served the Fund as a portfolio manager since January 2012.

MANAGEMENT

Glenn Busch, a portfolio manager for the Fallen Angels Income Fund since January 2012, has served as a Portfolio Manager of AMM since January 2007.  Mr. Busch graduated from the University of California at San Diego with a BS in Animal Physiology & Neuroscience and a Masters in Educational Sciences.  He serves on the adviser's investment committee and is the lead manager for the Fallen Angels Income Fund.  Mr. Busch is also editor of the popular business/finance blog ValueInvestingCenter.com.  A former All-American Water Polo player at UCSD, Mr. Busch enjoys coaching and mentoring collegiate level water polo players in his spare time.

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This Supplement, and the Prospectus and Statement of Additional Information both dated December 1, 2011, and a supplement dated January 12, 2012 to the Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated December 1, 2011, as well as the supplements, have been filed with the Securities and Exchange Commission, are incorporated by reference.  These documents can be obtained without charge by calling toll-free 1-888-999-1395 or 1-866-663-8023.  This Supplement and the Prospectus are also available by visiting the adviser's website at www.amminvest.com.

FALLEN ANGELS INCOME FUND

FAINX

(a series of AMM Funds)

Supplement dated January 12, 2012
to the Statement of Additional Information December 1, 2011

_____________________________________

Effective as of the date of this supplement, Glenn Busch has been appointed as an additional portfolio manager for the Fallen Angels Income Fund.  The following supplements the information under the heading "Investment Adviser" throughout the Statement of Additional Information with respect to the Fallen Angels Income Fund.

Mr. Glenn Busch is one of the portfolio managers responsible for the day-to-day management of the Fallen Angels Income Fund.

As of December 31, 2011, Mr. Busch also is responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	1,141	$152,969,950	3	$1,118,493

The Adviser has not identified any material conflicts between the Fallen Angels Income Fund and other accounts managed by Mr. Busch.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fallen Angels Income Fund and other accounts.  The management of the Fallen Angels Income Fund and other accounts may result in unequal time and attention being devoted to the Fallen Angels Income Fund and other accounts.  Another potential conflict of interest may arise where another account has the same investment objective as the Fallen Angels Income Fund, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Mr. Busch's knowledge about the size, timing and possible market impact of Fallen Angels Income Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fallen Angels Income Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.  The Adviser publishes a newsletter that discusses the perceived value of various stocks.  The Adviser has adopted a policy that prohibits discussion of a security in the newsletter if the Adviser is currently considering the purchase or sale of such security by Fallen Angels Income Fund or the Fallen Angels Value Fund.

Mr. Busch receives a salary that is determined annually by negotiation and also may participate in the Adviser's 401(k) program on the same terms as the other employees of the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the Mr. Busch in the Fallen Angels Income Fund as of July 31, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fallen Angels Value Fund	Dollar Range of Equity Securities in the Fallen Angels Income Fund
Glenn Busch	n/a	None

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This Supplement, and the Prospectus and Statement of Additional Information both dated December 1, 2011, and a supplement dated January 12, 2012 to the Prospectus provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated December 1, 2011, as well as the supplements, have been filed with the Securities and Exchange Commission, are incorporated by reference.  These documents can be obtained without charge by calling toll-free 1-888-999-1395 or 1-866-663-8023.